                                                                    EXHIBIT 10.7

                               AVANEX CORPORATION

                                1998 STOCK PLAN

                        RESTRICTED STOCK AWARD AGREEMENT

     Unless otherwise defined herein, the terms defined in the 1998 Stock Plan shall have the same defined meanings in this Restricted Stock Award Agreement (the "Agreement").

I.   NOTICE OF GRANT OF STOCK AWARD
     ------------------------------

     Paul Engle

     You have been granted this stock award of Common Stock of the Company, subject to the terms and conditions of the Plan and this Agreement, as follows:

     Date of Grant                              September 19, 2000

     Vesting Commencement Date:                 September 19, 2000

     Total Number of Shares Subject             50,000
     to This Stock Award

II.  AGREEMENT


     1.   Grant. The Company hereby grants to the individual named in the Notice
          -----
of Grant of Stock Award (the "Employee") under the Plan for services and as a separate incentive in connection with his employment and not in lieu of any salary or other compensation for his services, an award of 50,000 shares of Restricted Stock on the date hereof, subject to all of the terms and conditions in this Agreement and the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail.

     2.   Forfeiture Option. In the event the Employee's continuous status as a
          -----------------
Service Provider terminates for any or no reason (including death or Disability), the Employee shall, unless otherwise notified by the Company in writing within sixty (60) days of such termination (as reasonably fixed and determined by the Company), forfeit up to that number of shares which constitute the Unreleased Shares (as defined in Section 3) (the "Forfeiture Option"). The Forfeiture Option shall occur automatically. Unless the Company provides written notice to Employee that some or all of the Unreleased Shares are not forfeited pursuant to the Forfeiture Option, the Company shall become the legal and beneficial owner of the Unreleased Shares being forfeited and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unreleased Shares forfeited to the Company.

     3.   Release of Shares From Forfeiture Option.
          -----------------------------------------

          (a) As of the date of this Agreement, all of the Shares shall be subject to the Company's Forfeiture Option. The Shares shall be released from the Forfeiture Option as follows:

                (i) One quarter (1/4) of the Shares shall be released from the Forfeiture Option on September 19, 2001; and

                (ii) One forty-eighth (1/48) of the Shares shall be released from the Forfeiture Option each full calendar month elapsing thereafter during all of which Employee was a full time employee of the Company.

          (b) Any of the Shares which, from time to time, have not yet been released from the Forfeiture Option are referred to herein as "Unreleased
                                                               ----------
Shares."
------

          (c) The Shares which have been released from the Forfeiture Option shall be delivered to the Employee at the Employee's request (see Section 7).

          (d) The Shares which have been released from the Company's Forfeiture Option shall be delivered to the Employee at the Employee's request.

     4.   Restriction on Transfer. Except for the escrow described in Section 5
          -----------------------
or transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from the Company's Forfeiture Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

     5.   Escrow of Shares.
          ----------------

          (a) To ensure the availability for delivery of the Employee's Unreleased Shares upon exercise of the Forfeiture Option by the Company, the Employee shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the Unreleased Shares, together with the Assignment Separate from Certificate (the "Stock Assignment") duly endorsed in blank, attached hereto as Exhibit A-1. The Unreleased Shares and Stock Assignment shall
                   -----------
be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Employee attached as Exhibit A-2 hereto, until such time as the
                                 -----------
Company's Forfeiture Option expires. As a further condition to the Company's obligations under this Agreement, the spouse of Employee, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-3.
                                                                    -----------

          (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow and while acting in good faith and in the exercise of its judgment and the Company shall hold Escrow Holder harmless from any and all such liability, including attorney's fees and other expenses of defending against the assertion of any such claim.

          (c) If the Company exercises its Forfeiture Option hereunder, the Escrow Holder, upon receipt of written notice of such option exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

          (d) When the Forfeiture Option has been exercised or expires unexercised or a portion of the Shares has been released from such Forfeiture Option, upon Employee's request the Escrow Holder shall promptly cause a new certificate to be issued for such released Shares and shall deliver such certificate to the Company or the Employee, as the case may be.

          (e) Subject to the terms hereof, the Employee shall have all the rights of a shareholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon. If, from time to time during the term of the Company's Forfeiture Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Employee is entitled by reason of the Employee's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Company's Forfeiture Option.

     6.   Restrictive Legends; Stop-Transfer Orders; Refusal to Transfer.
          --------------------------------------------------------------

          (a) Employee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by applicable state or federal securities laws:

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, INCLUDING A FORFEITURE OPTION HELD BY THE ISSUER AS SET FORTH IN THE RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH FORFEITURE OPTION IS BINDING ON TRANSFEREES OF THESE SHARES.

          (b)  Stop-Transfer Notices. Employee agrees that, in order to ensure
               ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c)  Refusal to Transfer. The Company shall not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Employee or other transferee to whom such Shares shall have been transferred.

     7.   Tax Consequences. Set forth below is a brief summary as of the date of
          ----------------
grant of this Stock Purchase Right of some of the federal tax consequences of exercise of this Stock Purchase Right and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE
SUBJECT TO CHANGE.

          (a)  Receipt of Stock Award. As the Company's Forfeiture Option
               ----------------------
lapses, Employee will recognize compensation income in an amount equal to the Fair Market Value of the stock at the time the Company's Forfeiture right lapses (the "Spread"). The Spread will be subject to tax withholding by the Company, and the Company will be entitled to a tax deduction in the amount at the time the Employee recognizes ordinary income with respect to a Stock Award.

          (b)  Disposition of Shares. Upon disposition of the Shares, any gain
               ---------------------
or loss is treated as capital gain or loss. If the Shares are held for at least one year, any gain realized on disposition of the shares will be treated as long-term capital gains are grouped and netted with any long term capital losses and any net short term capital losses. Net long term capital gains are taxed at a maximum of 20%. Capital losses are allowed in full against capital gains, and up to $3,000 against other income.

     8.   No Guarantee of Continued Service. EMPLOYEE ACKNOWLEDGES AND AGREES
          ---------------------------------
THAT THE RELEASE OF SHARES FROM THE FORFEITURE OPTION OF THE COMPANY PURSUANT TO
SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING OR PURCHASING SHARES HEREUNDER). EMPLOYEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH EMPLOYEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE EMPLOYEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     9.   Notices. Any notice, demand or request required or permitted to be
          -------
given by either the Company or the Employee pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the Company at its principal place of business and the Employee at the address in the Company records or such other address as a party may request by notifying the other in writing.

     Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party not sending the notice.

     10.  No Waiver. Either party's failure to enforce any provision or
          ---------
provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

     11.  Successors and Assigns. The Company may assign any of its rights under
          ----------------------
this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Employee and his or her heirs, executors, administrators, successors and assigns.

     12.  Interpretation. Any dispute regarding the interpretation of this
          --------------
Agreement shall be submitted by Employee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

     13.  Governing Law; Severability. This Agreement is governed by the
          ---------------------------
internal substantive laws but not the choice of law rules, of California.

     14.  Entire Agreement. The Plan is incorporated herein by reference. This
          ----------------
Agreement (including the exhibits referenced herein), the Plan, and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertaking and agreements of the Company and Employee with respect to the subject matter hereof, and may not be modified adversely to the Employee's interest except by means of a writing signed by the Company and Employee.

     By Employee's signature below, Employee represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Employee has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Employee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Employee further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant of Stock Award.

EMPLOYEE:                                AVANEX CORPORATION


/s/ Paul Engle                           By: /s/ Walter Alessandrini
-----------------------                      -----------------------
Signature

PAUL ENGLE                               Title: CEO
-----------------------                         --------------------
Print Name

Date: September 19, 2000

                                  EXHIBIT A-1
                                  -----------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED I, Paul Engle, hereby sell, assign and transfer unto ______________________________ (_______________) shares of the Common Stock of
Avanex Corporation standing in my name of the books of said corporation represented by Certificate No. ___ herewith and do hereby irrevocably constitute and appoint __________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Award Agreement between Avanex Corporation and the undersigned dated September 19, 2000.

Dated:_________________, _____                    Signature: /s/ Paul Engle
                                                             -------------------

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Forfeiture Option as set forth in the Agreement, without requiring additional signatures on the part of the Employee.

                                   EXHIBIT A-2
                                   -----------

                           JOINT ESCROW INSTRUCTIONS

                               September 19, 2000

Assistant Corporate Secretary
Avanex Corporation
40919 Encyclopedia Circle
Fremont, CA 94538-2436

Dear Sir:

     As Escrow Agent for both Avanex Corporation, a Delaware corporation (the "Company"), and the undersigned Employee of stock of the Company (the "Employee)", you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Award Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

     1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's forfeiture option set forth in the Agreement (the "Forfeiture Option"), the Company shall give to Employee and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Employee and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's Forfeiture Option.

     3. Employee irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Employee does hereby irrevocably constitute and appoint you as Employee's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice transfer of, the securities. Subject to the provisions of this paragraph 3, Employee shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

     4. Upon written request of the Employee, but no more than once per calendar year, unless the Company's Forfeiture Option has been exercised, you will deliver to Employee a certificate or certificates representing so many shares of stock as are not then subject to the Company's Forfeiture Option. Within ninety (90) days after cessation of Employee's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Employee a certificate of certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Forfeiture Option.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Employee, you shall deliver all of the same to Employee and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Employee while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgement or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten
(10) days' advance written notice to each of the other parties hereto.

     COMPANY:       Avanex Corporation
                    40919 Encyclopedia Circle
                    Fremont, CA 94538-2436

     EMPLOYEE:      Paul Engle
                    ________________________________
                    ________________________________

     ESCROW AGENT:  Assistant Corporate Secretary
                    Avanex Corporation
                    40919 Encyclopedia Circle
                    Fremont, CA 94538-2436

     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

     18. The Restricted Stock Award Agreement is incorporated herein by reference. These joint Escrow Instructions, the 1998 Stock Plan, and the Restricted Stock Award Agreement (including the exhibits referenced therein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Escrow Agent, the Employee and the Company with respect to the subject matter hereof, and may not be modified except by means of a writing signed by the Escrow Agent, the Employee and the Company.

     19. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

                                      Very truly yours,

                                      AVANEX CORPORATION


                                      By: /s/ Walter Alessandrini
                                         ---------------------------
                                      Title: Chairman and CEO
                                            ------------------------


                                      EMPLOYEE


                                      /s/ Paul Engle
                                      ------------------------------
                                      (Signature)

                                          Paul Engle
                                      ------------------------------
                                      (Typed or Printed Name)


                                      ESCROW AGENT:


                                      /s/ Brian Kinard
                                      ------------------------------
                                      Assistant Corporate Secretary

                                  EXHIBIT A-3
                                  -----------

                               CONSENT OF SPOUSE

     I, Tanya Engle, spouse of Paul Engle, have read and approve the foregoing Restricted Stock Award Agreement (the "Agreement"). In consideration of granting of the right to my spouse to purchase shares of Avanex Corporation, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: September 19, 2000                     Signature: /s/ Tanya Engle
                                                         ----------------------

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                        RESTRICTED STOCK AWARD AGREEMENT

                               (Amendment No. 1)

     Unless otherwise defined herein, the terms defined in the 1998 Stock Plan (the "Plan") and the Restricted Stock Award Agreement, dated September 19, 2000 (the "Agreement") shall have the same defined meanings in this Amendment No. 1 to the Restricted Stock Award Agreement (the "Amendment").

     Pursuant to an action of the Compensation Committee of the Company, Article I, "Vesting Commencement Date" of the Agreement is changed from "September 19, 2002" to August 19, 2000."

     Pursuant to an action of the Compensation Committee of the Company, Article II, Section 3 of the Agreement is deleted and replaced in its entirety with the following:

     II.  Agreement

3.   Release of Shares From Forfeiture Option.
     ----------------------------------------

          (a) As of the Date of Grant, the total number of shares subject to this Award (the "Shares") shall be subject to the Company's Forfeiture Option. The Shares shall be released from the Forfeiture Option as follows:

                (i) Subject to accelerated vesting as set forth below, one quarter (1/4) of the Shares shall be released from the Forfeiture Option on August 19, 2001; and

                (ii) Subject to accelerated vesting as set forth below, three forty-eighths (3/48) of the Shares shall be released from the Forfeiture Option each full calendar quarter elapsing thereafter during all of which Employee was a full time employee of the Company.

          (b) Any of the Shares which, from time to time, have not yet been released from the Forfeiture Option are referred to herein as "Unreleased
                                                               ----------
Shares."
------

          (c) The Shares which have been released from the Forfeiture Option shall be delivered to the Employee at the Employee's request (see Section 7 of the Agreement).

          (d) The Shares which have been released from the Company's Forfeiture Option shall be delivered to the Employee at the Employee's request.

                 (e) Notwithstanding the foregoing, in the event of a Change of Control of the Company during the term in which these Shares are being released from the Forfeiture Option, the release of the Shares from the Forfeiture Option shall be accelerated so that, when aggregated with any Shares previously released, at least 50% of the total Shares are released from the Forfeiture Option upon the date the Change of Control is consummated. The remaining Unreleased Shares shall be released on the same schedule as existed prior to the Change of Control. For example, if a Change of Control occurs when 25% of the Shares have been released from the Forfeiture Option, then this Award shall be accelerated as to the release of an additional 25% of the Shares, and the remaining Unreleased Shares shall be released as to 3/48/ths/ of the total Shares each quarter thereafter in accordance with the release schedule of this Award. If a Change of Control occurs after more than 50% of the Shares have been released from the Forfeiture Option, there will be no release of Unreleased Shares under this provision.

           In addition, upon an Involuntary Termination of the Employee's employment other than for Cause upon or within 12 months after a Change of Control, all of the Shares shall be released from the Forfeiture Option.

           In the event that the Company terminates the Employee's employment without "Cause", or in the event the Employee resigns as a result of "Constructive Termination", after the Employee has reported to the Company but prior to the consummation of a Change of Control, the Company will provide the Employee with a settlement of release of Unreleased Shares equal to the greater of (A) six months of additional vesting or (B) vesting through the first year cliff of the Employee's release schedule. The settlement is subject to a non-compete/non-solicit agreement and provided that the Employee executes a general waiver of claims in favor of the Company.

           The following terms referred to in this Agreement shall have the following meanings:

                      (i) Cause. "Cause" shall mean (i) the Employee's willful failure to substantially perform his material duties (other than as a failure resulting from the Employee's complete or partial incapacity due to physical or mental illness or impairment) for a period of ninety (90) days after a written demand for substantial performance is delivered to the Employee by the Board that specifically identifies the manner in which the Board believes that the Employee has not substantially performed his duties, (ii) a material and willful violation of a federal or state law or regulation applicable to the business of the Company, and (iii) a willful act by the Employee that constitutes gross misconduct and which is injurious to the Company. No act, or failure to act, by the Employee shall be considered "willful" unless committed without good faith and without a reasonable belief that the act or omission was in the Company's best interests.

                      (ii) Change or Control. "Change of Control" shall mean the occurrence of any of the following events:

                      Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities other than in a private financing transaction approved by the Board of Directors;

                the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company;

                a merger or consolidation in which the Company is a party and in which the shareholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction; or

                the sale or disposition by the Company of all or substantially all the Company's assets.

                (iii) Disability. "Disability" shall mean that the Employee has been unable to substantially perform his duties as the result of his incapacity due to physical or mental illness, and such inability, at least 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Employee or the Employee's legal representative (such agreement as to acceptability not to be unreasonably withheld)

                (iv) Involuntary Termination. "Involuntary Termination" shall mean (i) without the Employee's express written consent, the significant reduction of the Employee's duties or responsibilities relative to the Employee's duties or responsibilities in effect immediately prior to such reduction; provided, however, that a reduction in duties or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Financial Officer of Company remains as such following a Change of Control and is not made the Chief Financial Officer of the acquiring corporation) shall not constitute an "Involuntary Termination"; (ii) without the Employee's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to the Employee immediately prior to such reduction;
(iii) without the Employee's express written consent, a material reduction by the Company in the base compensation of the Employee as in effect immediately prior to such reduction, or the ineligibility of the Employee to continue to participate in any long-term incentive plan of the Company; (iv) a material reduction by the Company in the kind or level of employee benefits to which the Employee is entitled immediately prior to such reduction with the result that the Employee's overall benefits package is significantly reduced; (v) the relocation of the Employee to a facility or a location more than 50 miles from the Employee's then present location, without the Employee's express written consent; (vi) any purported termination of the Employee by the Company which is not effected for death or Disability or for Cause, or any purported termination for which the grounds relied upon are not valid; or (vii) the failure of the Company to obtain the assumption of this agreement by any successors contemplated in Section 4(f) below.

          (v) Constructive Termination. "Constructive Termination" means the Employee terminates employment with the Company as a result of one or more of the following events: (i) a reduction in the Employee's annualized base salary;
(ii) without the Employee's express written consent, a material reduction by the Company in the kind or level of employee benefits to which the Employee is entitled immediately prior to such reduction with the result that the Employee's overall benefits package is significantly reduced; and (iii) without the Employee's express written consent, the Company substantially reduces the Employee's authority or responsibility as President and Chief Operating Officer.

     All other terms and conditions of the Agreement shall remain in full force and effect and as applicable are incorporated herein by reference.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

     By Employee's signature below, Employee represents that he is familiar with the terms and provisions of the Plan, the Agreement and this Amendment, and hereby accepts this Amendment subject to all of the terms and provisions thereof. Employee has reviewed the Plan, the Agreement and this Amendment in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Amendment and fully understands all provisions of this Amendment. Employee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, the Agreement or this Amendment. Employee further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant of Stock Award.


EMPLOYEE:                                    AVANEX CORPORATION:


/s/ Paul Engle                               By: /s/ Walter Alessandrini
-----------------------------------              -------------------------------
Signature

PAUL ENGLE                                   Title: Chairman and CEO
-----------------------------------                 ----------------------------
Print Name


Date: March 22, 2001

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                        RESTRICTED STOCK AWARD AGREEMENT

      Unless otherwise defined herein, the terms defined in the 1998 Stock Plan shall have the same defined meanings in this Restricted Stock Award Agreement (the "Agreement").

I.    NOTICE OF GRANT OF STOCK AWARD
      ------------------------------

      Paul Engle

      You have been granted this stock award of Common Stock of the Company, subject to the terms and conditions of the Plan and this Agreement, as follows:

      Date of Grant                    February 14, 2001

      Vesting Commencement Date:       February 14, 2001

      Total Number of Shares Subject
      to This Stock Award              40,000

      Purchase Price                   $0.001 per share ($40.00 total)

II.   Agreement
      ---------

      1.   Grant. The Company hereby grants to the individual named in the
           -----
Notice of Grant of Stock Award (the "Employee") under the Plan for services and as a separate incentive in connection with his employment and not in lieu of any salary or other compensation for his services, an award of 40,000 shares of Restricted Stock on the date hereof, subject to all of the terms and conditions in this Agreement and the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail.

      2.   Forfeiture Option. In the event the Employee's continuous status as a
           -----------------
Service Provider terminates for any or no reason (including death or Disability), the Employee shall, unless otherwise notified by the Company in writing within sixty (60) days of such termination (as reasonably fixed and determined by the Company), forfeit up to that number of shares which constitute the Unreleased Shares (as defined in Section 3) (the "Forfeiture Option"). The Forfeiture Option shall occur automatically. Unless the Company provides written notice to Employee that some or all of the Unreleased Shares are not forfeited pursuant to the Forfeiture Option, the Company shall become the legal and beneficial owner of the Unreleased Shares being forfeited and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unreleased Shares forfeited to the Company.

       3.     Release of Shares From Forfeiture Option.
              ----------------------------------------

              (a) As of the date of this Award, the total number of shares subject to this Award (the "Shares") shall be subject to the Company's Forfeiture Option. The Shares shall be released from the Forfeiture Option as follows:

                      Subject to accelerated vesting as set forth below, 5,000 shares shall be released from the Forfeiture Option at the end of each period ending on May 14, 2001; August 14, 2001; November 14, 2001; February 14, 2002; May 14, 2002; August 14, 2002; November 14, 2002; and February 14, 2003;
provided that during all of the time in each period Employee was a full time employee of the Company.

               (b) Any of the Shares which, from time to time, have not yet been released from the Forfeiture Option are referred to herein as "Unreleased
                                                               ----------
Shares."
------

               (c) The Shares which have been released from the Forfeiture Option shall be delivered to the Employee at the Employee's request (see Section
7).

               (d) The shares which have been released from the Company's Forfeiture Option shall be delivered to the Employee at the Employee's request.

               (e) Notwithstanding the foregoing, in the event of a Change of Control of the Company during the term in which these Shares are being released from the Forfeiture Option, the release of the Shares from the Forfeiture Option shall be accelerated so that, when aggregated with any Shares previously released, at least 50% of the total Shares are released from the Forfeiture Option upon the date the Change of Control is consummated. The remaining Unreleased Shares shall be released on the same schedule as existed prior to the Change of Control (i.e. 5,000 shares released in each three month period after the Change of Control). For example, if a Change of Control occurs when 25% of the Shares have been released from the Forfeiture Option, then this Award shall be accelerated as to the release of an additional 25% of the Shares, and the remaining Unreleased Shares shall be released as to 5,000 shares each three-month period thereafter in accordance with the release schedule of this Award. If a Change of Control occurs after more than 50% of the Shares have been released from the Forfeiture Option, there will be no release of Unreleased Shares under this provision.

        In addition, upon an Involuntary Termination of the Employee's employment other than for Cause upon or within 12 months after a Change of Control, all of the Shares shall be released from the Forfeiture Option.

        In the event that the Company terminates the Employee's employment without "Cause", or in the event the Employee resigns as a result of "Constructive Termination", after the Employee has reported to the Company but prior to the consummation of a Change of Control, the Company will provide the Employee with a settlement of release of Unreleased Shares equal to the greater of (A) two three-month periods of additional vesting or (B) vesting through the first four three-month periods of vesting. The settlement is subject to a non-compete/non-solicit agreement and provided that the Employee executes a general waiver of claims in favor of the Company

    The following terms referred to in this Agreement shall have the following meanings:

            (i) Cause. "Cause" shall mean (i) the Employee's willful failure to substantially perform his material duties (other than as a failure resulting from the Employee's complete or partial incapacity due to physical or mental illness or impairment) for a period of ninety (90) days after a written demand for substantial performance is delivered to the Employee by the Board that specifically identifies the manner in which the Board believes that the Employee has not substantially performed his duties, (ii) a material and willful violation of a federal or state law or regulation applicable to the business of the Company, and (iii) a willful act by the Employee that constitutes gross misconduct and which is injurious to the Company. No act, or failure to act, by the Employee shall be considered "willful" unless committed without good faith and without a reasonable belief that the act or omission was in the Company's best interests.

            (ii) Change of Control. "Change of Control" shall mean the occurrence of any of the following events:

            Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities other than in a private financing transaction approved by the Board of Directors;

            the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company;

            a merger or consolidation in which the Company is a party and in which the shareholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction; or

            the sale or disposition by the Company of all or substantially all the Company's assets.

            (iii) Disability. "Disability" shall mean that the Employee has been unable to substantially perform his duties as the result of his incapacity due to physical or mental illness, and such inability, at least 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Employee or the Employee's legal representative (such agreement as to acceptability not to be unreasonably withheld).

            (iv) Involuntary Termination. "Involuntary Termination" shall mean (i) without the Employee's express written consent, the significant reduction of the Employee's duties or responsibilities relative to the Employee's duties or responsibilities in effect immediately prior to such reduction; provided, however, that a reduction in duties or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Financial Officer of Company remains as such following a Change of Control and is not made the Chief Financial Officer of the acquiring corporation) shall not constitute an "Involuntary Termination"; (ii) without the Employee's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to the Employee immediately prior to such reduction; (iii) without the Employee's express written consent, a material reduction by the Company in the base compensation of the Employee as in effect immediately prior to such reduction, or the ineligibility of the Employee to continue to participate in any long-term incentive plan of the Company; (iv) a material reduction by the Company in the kind or level of employee benefits to which the Employee is entitled immediately prior to such reduction with the result that the Employee's overall benefits package is significantly reduced; (v) the relocation of the Employee to a facility or a location more than 50 miles from the Employee's then present location, without the Employee's express written consent; (vi) any purported termination of the Employee by the Company which is not effected for death or Disability or for Cause, or any purported termination for which the grounds relied upon are not valid; or (vii) the failure of the Company to obtain the assumption of this agreement by any successors contemplated in Section 4(f) below.

                        (v) Constructive Termination. "Constructive Termination" means the Employee terminates employment with the Company as a result of one or more of the following events: (i) a reduction in the Employee's annualized base salary; (ii) without the Employee's express written consent, a material reduction by the Company in the kind or level of employee benefits to which the Employee is entitled immediately prior to such reduction with the result that the express written consent, the Company substantially reduces the Employee's authority or responsibility as President and Chief Operating Officer.

     4.    Restriction on Transfer. Except for the escrow described in Section 5
           -----------------------
or transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from the Company's Forfeiture Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

     5.    Escrow of Shares.
           ----------------

           (a) To ensure the availability for delivery of the Employee's Unreleased Shares upon exercise of the Forfeiture Option by the Company, the Employee shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the company (the "Escrow Holder") the share certificates representing the Unreleased Shares, together with the Assignment Separate from Certificate (the "Stock Assignment") duly endorsed in blank, attached hereto as Exhibit A-1. The Unreleased Shares and Stock Assignment shall
                   -----------
be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Employee attached as Exhibit A-2 hereto, until such time as the
                                 -----------
Company's Forfeiture Option expires. As a further conditions to the

Company's obligations under this Agreement, the spouse of Employee, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-3.
   -----------

          (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow and while acting in good faith and in the exercise of its judgement and the Company shall hold Escrow Holder harmless from any and all such liability, including attorney's fees and other expenses of defending against the assertion of any such claim.

          (c) If the Company exercises its Forfeiture Option hereunder, the Escrow Holder, upon receipt of written notice of such option exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

          (d) When the Forfeiture Option has been exercised or expires unexercised or a portion of the Shares has been released from such Forfeiture Option, upon Employee's request the Escrow Holder shall promptly cause a new certificate to be issued for such released Shares and shall deliver such certificate to the Company or the Employee, as the case may be.

          (e) Subject to the terms hereof, the Employee shall have all the rights of a shareholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon. If, from time to time during the term of the Company's Forfeiture Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Employee is entitled by reason of the Employee's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Company's Forfeiture Option.

     6.   Restrictive Legends; Stop-Transfer Orders; Refusal to Transfer.
          --------------------------------------------------------------

          (a) Employee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by applicable state or federal securities laws:

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, INCLUDING A FORFEITURE OPTION HELD BY THE ISSUER AS SET FORTH IN THE RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH FORFEITURE OPTION IS BINDING ON TRANSFEREES OF THESE SHARES.

          (b)  Stop-Transfer Notices. Employee agrees that, in order to ensure
               ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c)  Refusal to Transfer. The Company shall not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Employee or other transferee to whom such Shares shall have been so transferred.

     7.   Tax Consequences. Set forth below is a brief summary as of the date of
          ----------------
grant of this Stock Purchase Right of some of the federal tax consequences of exercise of this Stock Purchase Right and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.

          (a)  Receipt of Stock Award. As the Company's Forfeiture Option
               ----------------------
lapses, Employee will recognize compensation income in an amount equal to the Fair Market Value of the stock at the time the Company's Forfeiture right lapses (the "Spread"). The Spread will be subject to tax withholding by the Company, and the Company will be entitled to a tax deduction in the amount at the time the Employee recognizes ordinary income with respect to a Stock Award.

          (b)  Disposition of Shares. Upon disposition of the Shares, any gain
               ---------------------
or loss is treated as capital gain or loss. If the Shares are held for at least one year, any gain realized on disposition of the shares will be treated as long-term capital gain for federal income tax purposes. Long-term capital gains are grouped and netted with any long term capital losses and any net short term capital losses. Net long term capital gains are taxed at a maximum of 20%. Capital losses are allowed in full against capital gains, and up to $3,000 against other income.

     8.   No Guarantee of Continued Service. EMPLOYEE ACKNOWLEDGES AND AGREES
          ---------------------------------
THAT THE RELEASE OF SHARES FROM THE FORFEITURE OPTION OF THE COMPANY PURSUANT TO
SECTION 3 HEREOF IS EARNED BY CONTINUING SERVICE AS SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). EMPLOYEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH EMPLOYEES'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE EMPLOYEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     9.   Notices. Any notice, demand or request required or permitted to be
          -------
given by either the Company or the Employee pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the Company at its principal place of business and the Employee at the address in the Company records or such other address as a party may request by notifying the other in writing.

     Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party not sending the notice.

     10.  No waiver. Either party's failure to enforce any provision or
          ---------
provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

     11.  Successors and Assigns. The Company may assign any of its rights under
          ----------------------
this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Employee and his or her heirs, executors, administrators, successors and assigns.

     12.  Interpretation. Any dispute regrading the interpretation of this
          --------------
Agreement shall be submitted by Employee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

     13.  Governing Law; Severability. This Agreement is governed by the
          ---------------------------
internal substantive laws but not the choice of law rules, of California.

     14.  Entire Agreement. The Plan is incorporated herein by reference. This
          ----------------
Agreement (including the exhibits referenced herein), the Plan, and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Employee with respect to the subject matter hereof, and may not be modified adversely to the Employee's interest except by means of a writing signed by the Company and Employee.



                     [THIS SPACE INTENTIONALLY LEFT BLANK]

     By Employee's signature below, Employee represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Employee has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Employee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan of this Agreement. Employee further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant of Stock Award.


EMPLOYEE:                                   AVANEX CORPORATION


/s/ Paul Engle                              By: /s/ Walter Alessandrini
-----------------------------------             -------------------------------
Signature

PAUL ENGLE                                  Title: Chairman and CEO
-----------------------------------                ---------------------------
Print Name


Date: March 22, 2001

                                  EXHIBIT A-1
                                  -----------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED I, Paul Engle, hereby sell, assign and transfer unto _______________________ (__________) shares of the Common Stock of Avanex
Corporation standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint _________________________ to transfer the said stock in the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Award Agreement between Avanex Corporation and the undersigned dated February __, 2001.


Dated: _____________, ____                 Signature: /s/ Paul Engle
                                                     ---------------------------

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Forfeiture Option as set forth in the Agreement, without requiring additional signatures on the part of the Employee.

                                  EXHIBIT A-2
                                  -----------

                           JOINT ESCROW INSTRUCTIONS

                               February __, 2001

Corporate Assistant Secretary
Avanex Corporation
40919 Encyclopedia Circle
Fremont, CA 94538-2436

Dear Sirs:

          As Escrow Agent for both Avanex Corporation, a Delaware corporation (the "Company"), and the undersigned Employee of stock of the Company (the "Employee"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Award Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

          1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's forfeiture option set forth in the Agreement (the "Forfeiture Option"), the Company shall give to Employee and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Employee and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

          2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's Forfeiture Option.

          3. Employee irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Employee does hereby irrevocably constitute and appoint you as Employee's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Employee shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

          4. Upon written request of the Employee, but no more than once per calendar year, unless the Company's Forfeiture Option has been exercised, you will deliver to Employee a certificate or certificates representing so many shares of stock as are not then subject to the Company's Forfeiture Option. Within ninety (90) days after cessation of Employee's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Employee a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Forfeiture Option.

        5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Employee, you shall deliver all of the same to Employee and shall be discharged of all further obligations hereunder.

        6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

        7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Employee while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

        8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

        11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

        12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

       13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

       14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

       15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten
(10) days' advance written notice to each of the other parties hereto.

       COMPANY:        Avanex Corporation
                       40919 Encyclopedia Circle
                       Fremont, CA 94538-2436

       EMPLOYEE:       Paul Engle
                       ________________________________________

                       ________________________________________

       ESCROW AGENT:   Corporate Assistant Secretary
                       Avanex Corporation
                       40919 Encyclopedia Circle
                       Fremont, CA 94538-2436


       16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

       17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

       18. The Restricted Stock Award Agreement is incorporated herein by reference. These Joint Escrow Instructions, the 1998 Stock Plan, and the Restricted Stock Award Agreement (including the exhibits referenced therein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Escrow Agent, the Employee and the Company with respect to the subject matter hereof, and may not be modified except by means of a writing signed by the Escrow Agent, the Employee and the Company.

       19. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

                                                Very truly yours,

                                                AVANEX CORPORATION



                                                By: /s/ Walter Alessandrini
                                                   -----------------------------

                                                Title: Chairman and CEO
                                                      --------------------------


                                                EMPLOYMENT


                                                    /s/ Paul Engle
                                                --------------------------------
                                                (Signature)


                                                        Paul Engle
                                                --------------------------------
                                                (Typed or Printed Name)



                                                ESCROW AGENT:


                                                    /s/ Brian Kinard
                                                --------------------------------
                                                Corporate Assistant Secretary

                                  EXHIBIT A-3
                                  -----------

                               CONSENT OF SPOUSE

       I, Tanya Engle, spouse of Paul Engle, have read and approve the foregoing Restricted Stock Award Agreement (the "Agreement"). In consideration of granting of the right to my spouse to purchase shares of Avanex Corporation, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: March 22, 2001                       Signature:  /s/ Tanya Engle
                                                     ---------------------------

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                        RESTRICTED STOCK AWARD AGREEMENT

     Unless otherwise defined herein, the terms defined in the 1998 Stock Plan shall have the same defined meanings in this Restricted Stock Award Agreement (the "Agreement").

I.   NOTICE OF GRANT OF STOCK AWARD
     ------------------------------

     Paul Engle

     You have been granted this stock award of Common Stock of the Company, subject to the terms and conditions of the Plan and this Agreement, as follows:

     Date of Grant                           August 16, 2001

     Vesting Commencement Date:              August 16, 2001

     Total Number of Shares Subject          1,000,000
     to This Stock Award

     Purchase Price                          $0.001 per share ($1,000.00 total)

II.  AGREEMENT .

     1.  Grant. In exchange for services rendered to the Company and as a
         -----
separate incentive in connection with his employment and not in lieu of any salary or other compensation for services, the Company hereby grants to the individual named in the Notice of Grant of Stock Award (the "Employee") an award of 1,000,000 shares of Restricted Stock on the date hereof, subject to all of the terms and conditions in this Agreement and the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail.

     2.  Forfeiture Option. In the event the Employee's continuous status as a
         -----------------
Service Provider terminates for any or no reason (including death or Disability), the Employee shall, unless otherwise notified by the Company in writing within sixty (60) days of such termination (as reasonably fixed and determined by the Company), forfeit up to that number of shares which constitute the Unreleased Shares (as defined in Section 3) (the "Forfeiture Option"). The Forfeiture Option shall occur automatically. Unless the Company provides written notice to Employee that some or all of the Unreleased Shares are not forfeited pursuant to the Forfeiture Option, the Company shall become the legal and beneficial owner of the Unreleased Shares being forfeited and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unreleased Shares forfeited to the Company.

     3.  Release of Shares From Forfeiture Option.
         ----------------------------------------

               (a) As of the date of this Agreement, all of the Shares shall be subject to the Company's Forfeiture Option. The Shares shall be released from the Forfeiture Option as follows:

                    (i) One quarter (1/4) of the Shares shall be released from the Forfeiture Option on August 16, 2001; and

                    (ii) Three forty-eighths (3/48) of the remaining 750,000 Shares shall be released from the Forfeiture Option at the end of each three month period thereafter; provided that Employee was a full time employee of the Company at all times during the applicable three month period.

               (b) Any of the Shares which, from time to time, have not yet been released from the Forfeiture Option are referred to herein as "Unreleased Shares."

               (c) The Shares which have been released from the Forfeiture Option shall be delivered to the Employee at the Employee's request (see Section
5).

               (d) Notwithstanding the foregoing, in the event of a Change of Control of the Company during the term in which these Shares are being released from the Forfeiture Option, the release of the Shares from the Forfeiture Option shall be accelerated so that, when aggregated with any Shares previously released, at least 50% of the total Shares are released from the Forfeiture Option upon the date the Change of Control is consummated. The remaining Unreleased Shares shall be released on the same schedule as existed prior to the Change of Control. For example, if a Change of Control occurs when 25% of the Shares have been released from the Forfeiture Option, then this Award shall be accelerated as to the release of an additional 25% of the Shares, and the remaining Unreleased Shares shall be released as to 3/48ths of the total Shares each three-month period thereafter in accordance with the release schedule of this Award. If a Change of Control occurs after more than 50% of the Shares have been released from the Forfeiture Option, there will be no release of Unreleased Shares under this provision.

     In addition, upon an Involuntary Termination of the Employee's employment other than for Cause upon or within 12 months after a Change of Control, all of the Shares shall be released from the Forfeiture Option.

     In the event that the Company terminates the Employee's employment without "Cause", or in the event the Employee resigns as a result of "Constructive Termination", after the Employee has reported to the Company but prior to the consummation of a Change of Control, the Company will provide the Employee with a settlement of release of Unreleased Shares equal to six months of additional vesting. The settlement is subject to a non-compete/non-solicit agreement and provided that the Employee executes a general waiver of claims in favor of the Company.

     The following terms referred to in this Agreement shall have the following meanings:

               (i) Cause. "Cause" shall mean (i) the Employee's willful failure to substantially perform his material duties (other than as a failure resulting from the Employee's complete or partial incapacity due to physical or mental illness or impairment) for a period of ninety (90) days after a written demand for substantial performance is delivered to the Employee by the Board that specifically identifies the manner in which the Board believes that the Employee has not substantially performed his duties, (ii) a material and willful violation of a federal or state law or regulation applicable to the business of the Company, and (iii) a willful act by the Employee that constitutes gross misconduct and which is injurious to the Company. No act, or failure to act, by the Employee shall be considered "willful" unless committed without good faith and without a reasonable belief that the act or omission was in the Company's best interests.

               (ii) Change of Control. "Change of Control" shall mean the occurrence of any of the following events:

               Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule l3d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities other than in a private financing transaction approved by the Board of Directors;

               the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company;

               a merger or consolidation in which the Company is a party and in which the shareholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction; or

               the sale or disposition by the Company of all or substantially all the Company's assets.

               (iii) Disability. "Disability" shall mean that the Employee has been unable to substantially perform his duties as the result of his incapacity due to physical or mental illness, and such inability, at least 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Employee or the Employee's legal representative (such agreement as to acceptability not to be unreasonably withheld).

               (iv) Involuntary Termination. "Involuntary Termination" shall mean (i) without the Employee's express written consent, the significant reduction of the Employee's duties or responsibilities relative to the Employee's duties or responsibilities in effect immediately prior to such reduction; provided, however, that a reduction in duties or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Financial Officer of Company remains as such following a Change of Control and is not made the

Chief Financial Officer of the acquiring corporation) shall not constitute an "Involuntary Termination"; (ii) without the, Employee's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to the Employee immediately prior to such reduction; (iii) without the Employee's express written consent, a material reduction by the Company in the base compensation of the Employee as in effect immediately prior to such reduction, or the ineligibility of the Employee to continue to participate in any long-term incentive plan of the Company; (iv) a material reduction by the Company in the kind or level of employee benefits to which the Employee is entitled immediately prior to such reduction with the result that the Employee's overall benefits package is significantly reduced; (v) the relocation of the Employee to a facility or a location more than 50 miles from the Employee's then present location, without the Employees express written consent; (vi) any purported termination of the Employee by the Company which is not effected for death or Disability or for Cause, or any purported termination for which the grounds relied upon are not valid; or (vii) the failure of the Company to obtain the assumption of this agreement by any successors contemplated in Section II.3.(d)(ii) above.

                  (v) Constructive Termination. "Constructive Termination" means the Employee terminates employment with the Company as a result of one or more of the following events: (i) a reduction in the Employee's annualized base salary, (ii) without the Employee's express written consent, a material reduction by the Company in the kind or level of employee benefits to which the Employee is entitled immediately prior to such reduction with the result that the Employee's overall benefits package is significantly reduced; and (iii) without the Employee's express written consent, the Company substantially reduces the Employee's authority or responsibility as President and Chief Executive Officer.

         4. Restriction on Transfer. Except for the escrow described in Section
            -----------------------
5 or transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from the Company's Forfeiture Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

         5. Escrow of Shares.
            ----------------

                (a) To ensure the availability for delivery of the Employee's Unreleased Shares upon exercise of the Forfeiture Option by the Company, the Employee shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the Unreleased Shares, together with the Assignment Separate from Certificate (the "Stock Assignment") duly endorsed in blank, attached hereto as Exhibit A-1. The Unreleased Shares and Stock Assignment shall
                   -----------
be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Employee attached as Exhibit A-2 hereto, until such time as the
                                 -----------
Company's Forfeiture Option expires. As a further condition to the Company's obligations under this Agreement, the spouse of Employee, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-3.
                                                                    -----------

         (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow and while acting in good faith and in the exercise of its judgment and the Company shall hold Escrow Holder harmless from any and all such liability, including attorney's fees and other expenses of defending against the assertion of any such claim.

         (c) If the Company exercises its Forfeiture Option hereunder, the Escrow Holder, upon receipt of written notice of such option exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

         (d) When the Forfeiture Option has been exercised or expires unexercised or a portion of the Shares has been released from such Forfeiture Option, upon Employee's request the Escrow Holder shall promptly cause a new certificate to be issued for such released Shares and shall deliver such certificate to the Company or the Employee, as the case may be.

         (e) Subject to the terms hereof, the Employee shall have all the rights of a shareholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon. If, from time to time during the term of the Company's Forfeiture Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Employee is entitled by reason of the Employee's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Company's Forfeiture Option.

6.  Restrictive Legends; Stop-Transfer Orders; Refusal to Transfer.
    --------------------------------------------------------------

         (a) Employee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by applicable state or federal securities laws:

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, INCLUDING A FORFEITURE OPTION HELD BY THE ISSUER AS SET FORTH IN THE RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH FORFEITURE OPTION IS BINDING ON TRANSFEREES OF THESE SHARES.

         (b) Stop-Transfer Notices. Employee agrees that, in order to ensure
             ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

         (c) Refusal to Transfer. The Company shall not be required (i) to
             -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Employee or other transferee to whom such Shares shall have been so transferred.

     7. Tax Consequences. Set forth below is a brief summary of some of the
        ----------------
federal tax consequences with respect to this stock award and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.

         (a) Receipt of Stock Award. As the Company's Forfeiture Option lapses,
             ----------------------
Employee will recognize compensation income in an amount equal to the Fair Market Value of the stock at the time the Company's Forfeiture right lapses (the "Spread"). The Spread will be subject to tax withholding by the Company, and the Company will be entitled to a tax deduction in the amount at the time the Employee recognizes ordinary income with respect to a Stock Award.

         (b) Disposition of Shares. Upon disposition of the Shares, any gain or
             ---------------------
loss is treated as capital gain or loss. If the Shares are held for at least one year, any gain realized on disposition of the shares will be treated as long-term capital gain for federal income tax purposes. Long-term capital gains are grouped and netted with any long term capital losses and any net short term capital losses. Net long term capital gains are taxed at a maximum of 20%. Capital losses are allowed in full against capital gains, and up to $3,000 against other income.

     8. No Guarantee of Continued Service. EMPLOYEE ACKNOWLEDGES AND AGREES THAT
        ---------------------------------
THE RELEASE OF SHARES FROM THE FORFEITURE OPTION OF THE COMPANY PURSUANT TO
SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). EMPLOYEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH EMPLOYEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE EMPLOYEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     9. Notices. Any notice, demand or request required or permitted to be given
        -------
by either the Company or the Employee pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the Company at its principal place of business and the Employee at the address in the Company records or such other address as a party may request by notifying the other in writing.

     Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party not sending the notice.

     10. No Waiver. Either party's failure to enforce any provision or
         ---------
provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

     11. Successors and Assigns. The Company may assign any of its rights under
         ----------------------
this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Employee and his or her heirs, executors, administrators, successors and assigns.

     12. Interpretation. Any dispute regarding the interpretation of this
         --------------
Agreement shall be submitted by Employee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

     13. Governing Law; Severability. This Agreement is governed by the internal
         ---------------------------
substantive laws but not the choice of law rules, of California.

     14. Entire Agreement. The Plan is incorporated herein by reference. This
         ----------------
Agreement (including the exhibits referenced herein) and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Employee with respect to the subject matter hereof, and may not be modified adversely to the Employee's interest except by means of a writing signed by the Company and Employee.

     By Employee's signature below, Employee represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Employee has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Employee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Employee further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant of Stock Award.

EMPLOYEE:                               AVANEX CORPORATION


/s/ Paul Engle                           By: /s/ Jessy Chao
-------------------------------------       ------------------------------------
Signature


Paul Engle                               Title: CFO
-------------------------------------          ---------------------------------
Print Name



Date: August 16, 2001

                                   EXHIBIT A-1
                                   -----------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED I, Paul Engle, hereby sell, assign and transfer unto _________________________ (__________) shares of the Common Stock of Avanex
Corporation standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint ____________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Award Agreement between Avanex Corporation and the undersigned dated August 16, 2001.

Dated: _______________, _____           Signature: /s/ Paul Engle
                                                  ------------------------------


INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Forfeiture Option as set forth in the Agreement, without requiring additional signatures on the part of the Employee.

                                   EXHIBIT A-2
                                   -----------

                            JOINT ESCROW INSTRUCTIONS

                                 August 16, 2001

Corporate Secretary
Avanex Corporation
40919 Encyclopedia Circle
Fremont, CA 94538-2436

Dear Sirs:

     As Escrow Agent for both Avanex Corporation, a Delaware corporation (the "Company"), and the undersigned Employee of stock of the Company (the "Employee"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Award Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

     1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's forfeiture option set forth in the Agreement (the "Forfeiture Option"), the Company shall give to Employee and you a written notice specifying the number of shares of stock to be forfeited, the purchase price (if any), and the date that the forfeiture will become effective. Employee and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof), if any, for the number of shares of stock being forfeited pursuant to the exercise of the Company's Forfeiture Option.

     3. Employee irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Employee does hereby irrevocably constitute and appoint you as Employee's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Employee shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

     4. Upon written request of the Employee, unless the Company's Forfeiture Option has been exercised, you will deliver to Employee a certificate or certificates representing so many shares of stock as are not then subject to the Company's Forfeiture Option. Within ninety (90) days after cessation of Employee's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Employee a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not forfeited to the Company or its assignees pursuant to exercise of the Company's Forfeiture Option.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Employee, you shall deliver all of the same to Employee and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Employee while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten
(10) days' advance written notice to each of the other parties hereto.

     COMPANY:       Avanex Corporation
                    40919 Encyclopedia Circle
                    Fremont, CA 94538-2436

     EMPLOYEE:      Paul Engle

                    ___________________________________

                    ___________________________________

     ESCROW AGENT:  Corporate Secretary
                    Avanex Corporation
                    40919 Encyclopedia Circle
                    Fremont, CA 94538-2436

     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

     18. The Restricted Stock Award Agreement is incorporated herein by reference. These Joint Escrow Instructions, the 1998 Stock Plan, and the Restricted Stock Award Agreement (including the exhibits referenced therein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Escrow Agent, the Employee and the Company with respect to the subject matter hereof, and may not be modified except by means of a writing signed by the Escrow Agent, the Employee and the Company.

     19. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

                                     Very truly yours,

                                     AVANEX CORPORATION


                                     By: /s/ Jessy Chao
                                        ----------------------------------------

                                     Title: CFO
                                           -------------------------------------



                                     EMPLOYEE

                                     /s/ Paul Engle
                                     -------------------------------------------
                                     (Signature)

                                     Paul Engle
                                     -------------------------------------------
                                     (Typed or Printed Name)


                                     ESCROW AGENT:


                                     ___________________________________________
                                     Corporate Secretary

                                   EXHIBIT A-3
                                   -----------

                                CONSENT OF SPOUSE

     I, _________________________, spouse of Paul Engle, have read and approve the foregoing Restricted Stock Award Agreement (the "Agreement"). In consideration of granting of the right to my spouse to purchase shares of Avanex Corporation, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: August 16, 2001                   Signature: /s/ Tanya Engle
                                                   -----------------------------

TO:   Paul Engle

FROM: Margaret Quinn

DATE: February 1, 2002

RE:   Important change to your Restricted Stock Awards under the 1998 Stock Plan

--------------------------------------------------------------------------------

     As you know, the Compensation Committee recently approved a change to the vesting schedule applicable to various restricted stock awards made to you under the Company's 1998 Stock Plan (the "Plan"). If you agree to the change, it will apply to your restricted stock award agreements dated September 19, 2000, February 14, 2001 and August 16, 2001 (collectively, your "Agreements").

     Your Agreements currently provide for quarterly vesting. The change is to provide for monthly vesting beginning April 5, 2002. The specific change to each of your Agreements is shown below. Please refer to your Agreements and/or the Plan for the definition of capitalized terms that are used but not defined in this memo. Also, the Administrator has the power and discretion to adjust the number of shares that will vest on a particular date to take account of any fractional shares that otherwise would have been issued in accordance with the vesting schedules applicable to your Agreements.

September 19, 2000 Agreement
----------------------------

     Section 3(a)(ii) of your September 19, 2000 Agreement currently reads as follows:

          Subject to accelerated vesting as set forth below, three forty-eighths (3/48) of the Shares shall be released from the Forfeiture Option each full calendar quarter elapsing thereafter during all of which Employee was a full time employee of the Company.

     Section 3(a)(ii) of your September 19, 2000 Agreement now will be deemed to read as follows:

          On November 19, 2001, 3,125 of the Shares shall be released from the Forfeiture Option. On January 5, 2002, 2,084 of the Shares shall be released from the Forfeiture Option. On the fifth day of each month thereafter, an additional one forty-eighth (1/48) of the Shares shall be released from the Forfeiture Option until the Shares are fully vested. The vesting described in the preceding two sentences is subject to the accelerated vesting as described in (e) below.

February 14, 2001 Agreement
---------------------------

     Section 3(a) of your February 14, 2001 Agreement currently reads as follows:

          As of the date of this Award, the total number of shares subject to this Award (the "Shares") shall be subject to the Company's Forfeiture Option. The Shares shall be released from the Forfeiture Option as follows:

          Subject to accelerated vesting as set forth below, 5,000 shares shall be released from the Forfeiture Option at the end of each period ending on May 14, 2001; August 14, 2001; November 14, 2001; February 14, 2002; May
     14, 2002; August 14, 2002; November 14, 2002 and February 14, 2003;
     provided that during all of the time in each period Employee was a full time employee of the Company.

     Section 3(a) of your February 14, 2001 Agreement now will be deemed to read as follows:

          As of the date of this Award, the total number of shares subject to this Award (the "Shares") shall be subject to the Company's Forfeiture Option. The Shares shall be released from the Forfeiture Option as follows:

          5,000 Shares shall be released from the Forfeiture Option on each of May 14, 2001, August 14, 2001 and November 14, 2001. On January 5, 2002,
     3,636 Shares shall be released from the Forfeiture Option. On the fifth day of each month thereafter, an additional 1,818 of the Shares shall be released from the Forfeiture Option until the Shares are fully vested. Shares actually will be released from the Forfeiture Option on any such date only if the Employee is a full-time employee of the Company on the date in question, subject to the accelerated vesting described in (e) below.

August 16, 2001 Agreement
-------------------------

     Section 3(a)(ii) of your August 16, 2001 Agreement currently reads as follows:

          Three forty-eighths (3/48) of the remaining 750,000 Shares shall be released from the Forfeiture Option at the end of each three month period thereafter; provided that Employee was a full time employee of the Company at all times during the applicable three month period.

     Section 3(a)(ii) of your August 16, 2001 Agreement now will be deemed to read as follows:

          46,875 Shares shall be released from the Forfeiture Option on November 16, 2001 (i.e., 3/48 based on 750,000 Shares remaining unvested). On January 5, 2002, 31,250 Shares shall be released from the Forfeiture Option. On the fifth day of each month thereafter, one forty-eighth (1/48) of the remaining Shares (i.e., 1/48 of 750,000 Shares) shall vest until the Shares are fully vested. Shares actually will be released from the Forfeiture Option on any such date only if the Employee is a full-time employee of the Company on the date in question, subject to the accelerated vesting as described in (d) below.

Release of Shares from Forfeiture Option
----------------------------------------

     Any shares that are otherwise scheduled to be released from the Forfeiture Option during the time period from December 2001 until the effective date of your Company-approved Rule 10b5-1 trading plan for the sale of shares of Company stock (the "Trading Plan") will not be released from the Forfeiture Option on the scheduled dates. Instead, these shares will accumulate and be released in six equal weekly installments as discussed below.

     The first installment will be released on the fifth day of the calendar month that immediately follows the calendar month in which the results are announced for the quarter in which you first adopt the Trading Plan. For example, if you first adopt a Company-approved Rule 10b5-1 trading plan in April 2002, and the results of the April-June quarter are announced in July 2002, then the first installment will be released on August 5, 2002. The second installment will be released on the one week anniversary of the release of the first installment, the third installment will be released on the two week anniversary and so on, until all of the accumulated shares have been released.

     Notwithstanding the preceding paragraph, on each of the six installment dates, shares actually will be released from the Forfeiture Option on that date only if prior to that date, you do not voluntarily resign your position as a full-time employee of the Company and your employment with the Company has not been terminated for "cause" (as defined in your August 16, 2001 Agreement). If you terminate employment due to death or permanent disability, you will not be considered to have voluntarily resigned nor been terminated for cause. Also, you remain entitled to the benefit of any accelerated vesting provision contained in the applicable Agreement.

                                      o O o

     Please do not hesitate to contact me by phone at (510) 897-4212 or by e-mail at Margaret_Quinn@avanex.com with any questions or comments.

     Please acknowledge your acceptance of these changes by signing, dating and returning this memo. Please keep the enclosed copy of this memo for your records.

Employee Acknowledgment
-----------------------

I agree to the changes described above in this memo.


/s/ Paul Engle                                                  February 1, 2002
---------------------------------
Paul Engle

                                       -3-